UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORMEDIX INC.
300 Connell Drive, Suite 4200
Berkeley Heights, New Jersey 07922

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2025
AND NOTICE REGARDING
THE AVAILABILITY OF PROXY MATERIALS

TO THE STOCKHOLDERS OF CORMEDIX INC.

The 2025 Special Meeting of Stockholders of CorMedix Inc. (the “Special Meeting”) will be held on November 10, 2025, at 9:00 a.m. Eastern Time. The Special Meeting will be a virtual-only meeting conducted via live webcast, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting live via the Internet at www.virtualshareholdermeeting.com/CRMD2025SM. The Special Meeting is being held for the following purposes:

1.      To approve, for the purposes of Nasdaq Rule 5635(a), the Exchange Cap Removal (as defined herein) (the “Exchange Cap Removal Proposal”);

2.      To approve an amendment to the Amended and Restated 2019 Omnibus Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,312,000 shares (the “Incentive Plan Amendment Proposal”);

3.      To approve the adoption of resolutions that have been adopted by our Board of Directors to ratify the COD Amendments (as defined herein) (the “Ratification of COD Amendments Proposal”);

4.      To approve an amendment to the Company’s amended and restated Certificate of Incorporation to allow the holders of our preferred stock to vote on any amendment to the Company’s Certificate of Incorporation (including any certificates of designations relating to any series of preferred stock (the “Certificate of Designations”)) that relates solely to terms of one or more outstanding series of preferred stock without further approval from the Company’s common stock, subject to applicable law (the “Certificate of Incorporation Amendment Proposal”); and

5.      To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Exchange Cap Removal Proposal, the Incentive Plan Amendment Proposal, the Ratification of COD Amendments Proposal or the Certificate of Incorporation Amendment Proposal (the “Adjournment Proposal”).

These matters are more fully described in the proxy statement accompanying this notice.

Our Board of Directors has fixed the close of business on September 23, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or at any adjournment, postponement or continuation thereof. A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relevant to the Special Meeting for at least ten days prior to November 10, 2025. Additionally, the Ratification of COD Amendments Proposal is being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”).

This year, the meeting will take place virtually at www.virtualshareholdermeeting.com/CRMD2025SM. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting. Any stockholder attending the Special Meeting may vote during the meeting even if he, she or it has returned a proxy. Your vote is important. Whether or not you plan to attend the virtual Special Meeting, we hope that you will vote as soon as possible.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and proxy card, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, this notice and proxy card on or about October 24, 2025. The Proxy Statement and the proxy materials are also available at www.proxyvote.com.

Dated: October 24, 2025
By Order of the Board of Directors,
/s/ Beth Zelnick Kaufman
Beth Zelnick Kaufman
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on November 10, 2025: We have elected to utilize the “Full Set Delivery” option of providing paper copies of all our proxy materials by mail. Our proxy materials are also electronically available free of charge at www.proxyvote.com.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement for CorMedix Inc.’s (the “Company”, “CorMedix”, “we”, “our”) 2025 Special Meeting of Stockholders (the “Special Meeting”), including the documents that we incorporate by reference, contain “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The statements contained in this proxy statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. Such statements are based on management’s expectations as of the date of this proxy statement and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, those described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended on June 30, 2025 and other filings made from time to time with the Securities and Exchange Commission (the “SEC”).

You should not rely upon forward-looking statements as predictions of future events. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider all of the information in this proxy statement. We undertake no obligation to update any forward-looking statements made in this proxy statement to reflect events or circumstances after the date of this filing or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. We advise you to consult any further disclosures we make on related subjects in our future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we file with or furnish to the SEC.

WEBSITES

Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:     Why are you holding a virtual meeting?

A:     We will hold a virtual Special Meeting because we believe that the virtual format will provide stockholders enhanced access to, and ability to participate in the Special Meeting regardless of their geographic location. The audio of the entire Special Meeting will be available for one year on the Company’s website after the meeting.

Q:     How do I attend the Special Meeting?

A:     You can attend the Special Meeting at www.virtualshareholdermeeting.com/CRMD2025SM. You must enter the 16-digit control number found on your proxy card. If you are a beneficial owner, you must contact your bank, broker or other institution where your shares are held if you have questions about obtaining your control number.

Q:     How can I ask questions during the Special Meeting?

A:     The virtual format of the Special Meeting allows stockholders to communicate with us during the Special Meeting so they can ask questions of our management. Stockholder questions may be submitted in the field provided in the web portal during the Special Meeting for consideration. Detailed guidelines for submitting written questions during the Special Meeting are available at www.virtualshareholdermeeting.com/CRMD2025SM. You can also submit questions in advance of the Special Meeting by visiting www.proxyvote.com.

Q:     What if I need technical assistance during the Special Meeting?

A:     If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, you should call the technical support hotline that will appear on the site 15 minutes prior to the meeting.

Q:     Who may vote at the meeting?

A:     The Company’s Board of Directors (the “Board”) has set September 23, 2025 as the record date for the meeting. If you owned shares of our common stock, shares of our Series E preferred stock or shares of our Series C-3 preferred stock at the close of business on September 23, 2025, you may attend and vote at the Special Meeting. Each common stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of September 23, 2025, there were 78,340,257 shares of our common stock outstanding and entitled to vote at the meeting. Additionally, each Series E preferred stockholder is entitled to approximately 7.91425 votes for each share of Series E preferred stock held on all matters to be voted on. As of September 23, 2025, there were 89,623 shares of our Series E preferred stock outstanding and entitled to vote at the meeting. Pursuant to their respective terms, as of the record date, the shares of Series E preferred stock represent a total of approximately 709,299 votes. The outstanding shares of common stock and shares of Series E preferred stock represent an aggregate of approximately 79,049,556 votes entitled to be cast at the Special Meeting. Under Section 204 of the DGCL, shares of putative stock are not entitled to vote on Proposal No. 3. Certain of our shares of Series E preferred stock currently constitute “putative stock” and are therefore not entitled to vote on Proposal No. 3. Accordingly, with respect to Proposal No. 3 there are only 53,537 valid shares of Series E preferred stock outstanding and entitled to vote on Proposal No. 3 and representing a total of approximately 423,705 votes with respect to all quorum and voting requirements for Proposal No. 3. While our outstanding Series C-3 preferred stock is generally non-voting, such shares have the right to vote on certain discrete actions, including the authorization and issuance of additional or other capital stock that is of senior rank to the Series C-3 preferred stock in respect of the preferences as to dividends and other distributions, amortization and/or redemption payments, and/or payments upon a Liquidation Event (as defined in the Amended and Restated Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on September 15, 2014). As such, the outstanding shares of the Series C-3 preferred stock are entitled to vote on Proposal No. 3. Each Series C-3 preferred stockholder is entitled to approximately one vote for each share of Series C-3 preferred stock held thereby. As of September 23, 2025, there were 2,000 shares of our Series C-3 preferred stock outstanding and entitled to vote on Proposal No. 3. Pursuant to their respective terms, as of September 23, 2025, the shares of Series C-3 preferred stock represent a total of 2,000 votes.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     If your shares of common stock are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent the proxy materials to you directly. If your shares of common stock are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, the proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, nominee, trustee or other holder of record on how to vote your shares by using the voting instruction card you receive from your broker, nominee, trustee or other holder of record. All shares of Series E preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are affiliates of Elliott Associates, L.P. (“Elliott Associates”). All shares of Series C-3 preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are individuals Polly S. and Cielito B. Cortez.

Q:     What is the quorum requirement for the meeting?

A:     Each of the holders of record of (i) a majority of the voting power of our outstanding shares of common stock and Series E preferred stock collectively; (ii) a majority of our outstanding shares of common stock; (iii) a majority of our outstanding shares of Series E preferred stock; and (iv) a majority of our outstanding shares of Series C-3 preferred stock, entitled to vote as of the record date, must be present at the meeting (either virtually or represented by proxy) in order for a quorum to be established with respect to Proposal No 3. Each of the holders of record of (i) a majority of the voting power of our outstanding shares of common stock and Series E preferred stock collectively; (ii) a majority of our outstanding shares of common stock; and (iii) a majority of our outstanding shares of Series E preferred stock, entitled to vote as of the record date, must be present at the meeting (either virtually or represented by proxy) in order for a quorum to be established with respect to Proposal No. 4. With respect to Proposal Nos. 1, 2 and 5, the holders of record of a majority of the voting power of the outstanding shares of common stock and Series E preferred stock collectively, entitled to vote as of the record date, must be present (either virtually or represented by proxy) at the meeting for a quorum to be present. Your shares will be counted as present at the meeting if you:

•        are present and entitled to vote at the meeting;

•        properly submitted a proxy card; or

•        are a beneficial owner and you instruct your broker, nominee, trustee or other holder of record voter in accordance with his, her or its policies and procedures in advance of or at the meeting.

If you are present virtually or by proxy at the meeting, but abstain from voting on any or all proposals, your shares will still be counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions.

Q:     What proposals will be voted on at the meeting?

A:     The proposals to be voted on at the meeting are as follows:

1.      To approve the Exchange Cap Removal Proposal;

2.      To approve the Incentive Plan Amendment Proposal;

3.      To approve the Ratification of COD Amendments Proposal;

4.      To approve the Certificate of Incorporation Amendment Proposal; and

5.      To approve the Adjournment Proposal.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card will vote the shares they represent in their discretion unless you direct otherwise.

Q:     How may I vote my shares personally at the meeting?

A:     If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. All shares of Series E preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are affiliates of Elliott Associates. As the stockholder of record, you have the right to vote during the meeting at www.virtualshareholdermeeting.com/CRMD2025SM using your unique control number that is printed on your proxy card. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:     How can I vote my shares without attending the meeting?

A:     Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the meeting. If your shares are held by a broker, trustee or other nominee, they should send you instructions that you must follow in order to vote your shares. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•        Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

•        Via telephone by calling toll free 1-800-690-6903 in the United States or outside the United States and following the recorded instructions; or

•        By mail:    mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on November 9, 2025. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board.

Q:     How can I change or revoke my vote after submitting it?

A:     If you are a stockholder of record, you can change or revoke your proxy before your shares are voted at the meeting by:

•        Filing with our Corporate Secretary at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922 a written notice of revocation bearing a later date than the proxy either before the meeting or at the meeting;

•        Duly executing a later-dated proxy relating to the same shares and delivering it either before the meeting or live at the meeting and before the taking of the vote, to our Corporate Secretary at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922;

•        Attending the meeting and voting online during the virtual meeting by visiting www.virtualshareholdermeeting.com/CRMD2025SM with your control number (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•        Voting at a later time or date by telephone or via the Internet by 11:59 p.m. Eastern Time on November 9, 2025.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, nominee, trustee or other holder of record. You may also vote at the meeting if you obtain a legal proxy from your broker, nominee, trustee or other record holder in accordance with his, her or its policies and procedures.

Q:     Where can I find the voting results of the meeting?

A:     We will announce the voting results at the Special Meeting. We will publish the results in a Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days of the Special Meeting.

CORMEDIX INC.
300 Connell Drive, Suite 4200
Berkeley Heights, New Jersey 07922

PROXY STATEMENT
2025 SPECIAL MEETING OF STOCKHOLDERS
November 10, 2025

This proxy statement has been prepared by, delivered and solicited on behalf of the management of CorMedix Inc., in connection with the 2025 Special Meeting of Stockholders (the “Special Meeting”) to be held virtually at www.virtualshareholdermeeting.com/CRMD2025SM, on November 10, 2025, at 9:00 a.m. Eastern Time. “We,” “our,” “CorMedix” and the “Company” each refers to CorMedix Inc.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on November 10, 2025:

Our proxy statement and the proxy card are first being mailed to our stockholders on or about October 24, 2025. In accordance with SEC rules, we are advising our stockholders of the availability on the internet of our proxy materials related to our upcoming Special Meeting. Because we have elected to utilize the “full set delivery” option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. Our proxy materials are also available free of charge at www.proxyvote.com.

GENERAL INFORMATION ABOUT SOLICITATION, VOTING AND ATTENDING

Who Can Vote

The Board has set September 23, 2025 as the record date for the meeting. If you owned shares of our common stock, shares of our Series E preferred stock or our Series C-3 preferred stock at the close of business on September 23, 2025, you may attend and vote at the Special Meeting. Each common stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of September 23, 2025, there were 78,340,257 shares of our common stock outstanding and entitled to vote at the meeting. Additionally, each Series E preferred stockholder is entitled to approximately 7.91425 votes for each share of Series E preferred stock held on all matters to be voted on. As of September 23, 2025, there were 89,623 shares of our Series E preferred stock outstanding and entitled to vote at the meeting. Pursuant to their respective terms, as of the record date, the shares of Series E preferred stock represent a total of approximately 709,299 votes. The outstanding shares of common stock and shares of Series E preferred stock represent an aggregate of approximately 79,049,556 votes entitled to be cast at the Special Meeting. Under Section 204 of the DGCL, shares of putative stock are not entitled to vote on Proposal No. 3. Certain of our shares of Series E preferred stock currently constitute “putative stock” and are therefore not entitled to vote on Proposal No. 3. Accordingly, with respect to Proposal No. 3 there are only 53,537 valid shares of Series E preferred stock outstanding and entitled to vote on Proposal No. 3 and representing a total of approximately 423,705 votes with respect to all quorum and voting requirements for Proposal No. 3. While our outstanding Series C-3 preferred stock is generally non-voting, such shares have the right to vote on certain discrete actions, including the authorization and issuance of additional or other capital stock that is of senior rank to the Series C-3 preferred stock in respect of the preferences as to dividends and other distributions, amortization and/or redemption payments, and/or payments upon a Liquidation Event (as defined in the Amended and Restated Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on September 15, 2014). As such, the outstanding shares of the Series C-3 preferred stock are entitled to vote on Proposal No. 3. Each Series C-3 preferred stockholder is entitled to approximately one vote for each share of Series C-3 preferred stock held thereby. As of September 23, 2025, there were 2,000 shares of our Series C-3 preferred stock outstanding and entitled to vote on Proposal No. 3. Pursuant to their respective terms, as of the record date, the shares of Series C-3 preferred stock represent a total of 2,000 votes.

Counting Votes

Consistent with Delaware state law and our bylaws, the presence, in person or by proxy, of the holders of at least a majority of the shares of stock entitled to be voted at the meeting on a proposal (collectively or with respect to a class or series vote) will constitute a quorum for purposes of voting on such proposal at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. Shares held of record by stockholders or their nominees who do not vote in advance by proxy or attend the meeting virtually will not be considered present or represented and will not be counted in determining the presence of a quorum.

Assuming the presence of a quorum at the meeting:

•        The approval of the Exchange Cap Removal Proposal requires the affirmative vote of a majority of the votes cast on this proposal, as disclosed in this proxy statement. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to approve the Exchange Cap Removal Proposal.

•        The approval of the Incentive Plan Amendment Proposal requires the affirmative vote of a majority of votes cast on this proposal, as disclosed in this proxy statement. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to approve the Incentive Plan Amendment Proposal.

•        The approval of the Ratification of COD Amendments Proposal requires the affirmative vote of (i) a majority of the outstanding shares of common stock, voting separately as a class; (ii) a majority of the voting power of the outstanding shares of common stock and the outstanding shares of the Series E preferred stock, voting together as a class; (iii) the holders representing 66⅔% of the outstanding shares of the Series E preferred stock, voting separately as a series; and (iv) the holders representing 66⅔% of the outstanding shares of the Series C-3 preferred stock, voting separately as a series, as disclosed in this proxy statement. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on the COD Amendments Proposal.

•        The approval of the Certificate of Incorporation Amendment Proposal requires the affirmative vote of (i) a majority of the voting power of the outstanding shares of common stock and the outstanding shares of the Series E preferred stock, voting together as a class; (ii) a majority of the outstanding shares of common stock, voting separately as a class, and (iii) the holders representing 66⅔% of the outstanding shares of the Series E preferred stock, voting separately as a series, as disclosed in this proxy statement. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on the Certificate of Incorporation Amendment Proposal.

•        The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on this proposal, as disclosed in this proxy statement. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the vote for the Adjournment Proposal.

With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the Nasdaq Global Market, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, such as the Exchange Cap Removal Proposal, the Incentive Plan Amendment Proposal, the Ratification of COD Amendments Proposal, the Certificate of Incorporation Amendment Proposal and the Adjournment Proposal, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form.

When both “routine” and “non-routine” matters are considered at a meeting and a broker, nominee, trustee or other record holder will refrain from voting your beneficially held shares on any “non-routine” proposal if the broker, nominee, trustee or other record holder has not received your instructions with respect thereto, which is referred to as a “broker non-vote” with respect to such “non-routine” proposal. Because the only proposals to be voted on at the Special Meeting are expected to be treated as a “non-routine” matter, banks, brokers and other nominees will not have discretionary authority to vote on any proposal at the Special Meeting unless properly instructed by you. As such, if you own shares beneficially, you must provide voting instructions to your broker, nominee, trustee or other record holder with respect to at least one of the proposals to be voted on at the Special Meeting for your shares to be considered “present” for establishing a quorum and to be voted with respect to such proposal(s) for which you provide instructions.

If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares will be voted according to your instructions on those proposals for which you have provided instructions, will be considered “broker non-votes” for all those proposals for which you have not provided instructions, and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.

In summary, if you do not provide voting instructions in accordance with his, her or its policies and procedures, your bank, brokerage firm, or other nominee will NOT vote your shares at the meeting and your shares will not be considered “present” at the meeting.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee in accordance with its policies and procedures. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We will, upon request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Additionally, the Company intends to use the services of Morrow Sodali LLC to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $10,000, plus reasonable expenses. As the Special Meeting approaches, certain stockholders may receive a telephone call from a representative of the proxy solicitor if the stockholder’s votes have not yet been received.

Attending the Special Meeting

To attend the Special Meeting, you will need to access www.virtualshareholdermeeting.com/CRMD2025SM and enter your control number that is printed on your proxy card. If you are a beneficial owner of shares held by a bank or broker, i.e., in “street name,” you may vote them at the Special Meeting only if you obtain a legal proxy from the bank or broker and deliver such legal proxy to the inspector of election to obtain a control number for access to the Special Meeting.

PROPOSAL NO. 1 — APPROVAL OF THE EXCHANGE CAP REMOVAL

As previously announced, the Company issued $150,000,000 aggregate principal amount of its convertible senior notes due 2030 (the “Notes”) to certain investors, in a private placement, exempt from registration pursuant to Section 4(a)(2) of the Securities Act pursuant to an Indenture, dated August 12, 2025, by and between the Company and U.S. Bank Trust Company, National Association (the “Indenture”). The Company also previously entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Melinta Therapeutics, LLC, a Delaware limited liability company (“Melinta”), Coriander BidCo LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), and Deerfield Private Design Fund IV, L.P., a Delaware limited partnership, solely in its capacity as representative, agent and attorney-in-fact of the Melinta equityholders (the “Members’ Representative”).

Pursuant to the terms of the Merger Agreement, and subject to the conditions contained therein, the Company acquired Melinta via a merger in which Merger Sub merged with and into Melinta (the “Merger”), with Melinta surviving as a wholly owned subsidiary of the Company. The closing of the Merger is referred to herein as the “Closing.”

Under the terms and subject to the conditions set forth in the Merger Agreement, in addition to the cash purchase price, the Company will pay to certain Consenting Melinta Members (as defined in the Merger Agreement) an aggregate of $40 million worth of common shares, par value $0.001 per share (“Common Stock”), of the Company (the “Merger Shares”) or, at the election of a Consenting Melinta Member, in lieu of any of the Merger Shares it is so entitled to receive, a pre-funded warrant exercisable for such number of Merger Shares (each, a “Merger Warrant”). In addition, upon achievement of certain milestones as described in the contingent payment agreement (the “Contingent Payment Agreement”), the Company shall pay to certain Consenting Melinta Members, at the Company’s election, up to $25,000,000 (the “Milestone Payment”). The Company may elect to pay the Milestone Payment in cash or shares of Common Stock (the “Contingent Payment Shares”) or a combination thereof, or, at the election of a Consenting Melinta Member, in lieu of any share of Common Stock it is so entitled to receive, a pre-funded warrant exercisable for such number of shares of Common Stock (each a “Contingent Payment Warrant”). The Company is not permitted to issue Contingent Payment Shares or a Contingent Payment Warrant if the issuance of such would, assuming the maximum number of shares of Common Stock issuable pursuant to the Notes and the Merger Shares, when aggregated with the Contingent Payment Shares or Contingent Payment Warrant, as applicable, would require the vote or approval of shareholders of the Company in accordance with Nasdaq listing rules or otherwise.

The Indenture provides that the Company will not issue any shares of Common Stock (including any shares issued pursuant to conversions of the Notes), together with any transactions aggregated with the foregoing (including any issuance of shares (including Merger Warrant Shares) contemplated by the Merger Agreement and any issuance of shares (including Merger Warrant Shares) pursuant to the Contingent Payment Agreement), if the issuance of such shares of Common Stock would exceed 19.99% of the aggregate number of shares of Common Stock issued and outstanding as of August 6, 2025 (the “Exchange Cap”). The Indenture also provides that if required pursuant to the rules of the Nasdaq Stock Exchange, the Company will seek approval from its stockholders at a special meeting to permit the Company to issue shares of Common Stock pursuant to the Indenture, the Merger Agreement and the Contingent Payment Agreement, in excess of 19.99% (the “Exchange Cap Removal”). If stockholder approval for the Exchange Cap Removal is not obtained at this special meeting of its stockholders, the Company will seek stockholder approval for the Exchange Cap Removal at every annual meeting thereafter until stockholder approval is obtained or the Notes are no longer outstanding or have been converted to shares of Common Stock.

Pursuant to Nasdaq Rule 5635(a), stockholder approval is required prior to the issuance of common stock or other securities convertible into or exercisable for common stock, in connection with the acquisition of the stock or assets of another company, if such securities are not issued in a public offering and (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of such securities.

As described above, currently the maximum number of shares issuable under the Merger Agreement, the Contingent Payment Agreement and the Indenture is 14,922,333 shares of Common Stock under the Exchange Cap. Pursuant to the terms of the Merger Agreement, the Company issued 3,323,833 Merger Shares upon the Closing, leaving 11,598,500 available for issuance pursuant to the Contingent Payment Agreement and the conversion of the Notes to shares of Common Stock pursuant to the terms of the Indenture. If the Exchange Cap Removal were approved, the Company would be permitted to issue 3,323,833 Merger Shares and a maximum of 14,479,035 shares of Common Stock upon conversion of the Notes to shares of Common Stock (assuming the maximum conversion price as described in the Indenture). Because the Contingent Payment Agreement provides for an amount of consideration payable to the Consenting Company Members that is denominated in dollars, it cannot be known at this time the maximum number of shares that could become issuable pursuant thereto. The Company is thereby requesting approval to issue 3,000,000 shares of Common Stock pursuant to the Contingent Payment Agreement and, pursuant to the terms thereof, will not issue a greater number of shares thereunder, with all subsequent consideration to be issued in the form of cash as permitted by the Contingent Payment Agreement. If holders of Notes begin converting their Notes to shares of Common Stock and reach the Exchange Cap, the Company will be required to settle amounts in excess of the Exchange Cap in cash. Additionally, as a practical matter, without the approval of the Exchange Cap Removal, the Company would not be permitted to elect to issue shares of Common Stock pursuant to the Contingent Payment Agreement because the Exchange Cap will be met with the Merger Shares and shares of Common Stock issuable upon conversion of the Notes, pursuant to the Indenture.

Vote Required

The affirmative vote of the majority of the votes cast on this Proposal No. 1 is required to approve the Exchange Cap Removal, as disclosed in this proxy statement.

Recommendation

The Board unanimously recommends stockholders vote FOR the Exchange Cap Removal.

PROPOSAL NO. 2 — APPROVAL OF THE INCENTIVE PLAN AMENDMENT PROPOSAL

On September 14, 2025, our Board unanimously adopted an amendment (the “Plan Amendment”) to the Amended and Restated CorMedix Inc. 2019 Omnibus Stock Incentive Plan (as amended, the “2022 Plan”), subject to stockholder approval. If approved by our stockholders, the Plan Amendment would increase the number of shares of our common stock that are available for issuance pursuant to the 2022 Plan by 4,312,000 shares, from 8,160,000 shares to 12,472,000 shares. Pursuant to the 2022 Plan, we are able to grant equity and equity-based awards in the form of stock options (including nonqualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other rights or benefits (collectively, “stock rights”) to our employees, consultants, and directors and employees, consultants and directors of related entities (collectively, “participants”). If the Plan Amendment is approved, all of the additional shares authorized by the Plan Amendment will be eligible to be granted in the form of incentive stock options. We believe that the effective use of equity and equity-based awards is essential to attract, motivate, and retain employees, consultants and directors, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies that we compete with for talent.

In this Proposal No. 2, we are asking our stockholders to approve the Plan Amendment. A full text of the Plan Amendment is attached as Appendix A to this Proxy Statement.

As of September 30, 2025, approximately 214 employees, 27 consultants and 6 non-employee directors would have been eligible to participate in the 2022 Plan if the Plan Amendment were in effect on such date, and we expect that the same or similar number of employees, consultants and non-employee directors will be eligible to participate in the 2022 Plan following the approval of the Plan Amendment. The closing price of our common stock on Nasdaq Global Market on September 30, 2025 was $11.63.

As more fully described below under the section titled “Summary of the 2022 Plan,” as of September 30, 2025, 2,869,011 shares remain available for grant under the 2022 Plan. If this Proposal No. 2 is approved by our stockholders at the Special Meeting, the maximum aggregate number of additional shares that may be issued under the 2022 Plan will be 12,472,000 shares, subject to adjustment as described below. In addition, any shares that were subject to outstanding awards under the 2013 Stock Incentive Plan (the “Prior Plan”) that are forfeited, canceled or expire, or are settled in cash, shall (subject to adjustment as described below) be available for issuance under the 2022 Plan without regard to whether or not the Plan Amendment is approved.

Description of Changes

The terms of the 2022 Plan after approval of the Plan Amendment are the same as the 2022 Plan, except that 4,312,000 additional shares of our common stock will be available for issuance under the 2022 Plan on or after the effective date of the Plan Amendment, all of which may be granted in the form of incentive stock options.

Vote Required

Provided there is a quorum for this Proposal No. 2, approval of the Plan Amendment requires the affirmative vote of a majority of the votes cast on this Proposal No. 2. Broker non-votes and abstentions, if any, are not treated as votes cast, and therefore will have no effect on this Proposal No. 2 to approve the Plan Amendment.

Recommendation

Our Board unanimously recommends that stockholders vote FOR the Plan Amendment.

Summary of the 2022 Plan

Following is a summary of the principal features of the 2022 Plan after giving effect to the Plan Amendment. For additional information, please refer to the specific provision of the full text of the 2022 Plan attached as Exhibit 99.1 to the Form S-8 filed on October 26, 2022 and the Plan Amendment as set forth in Appendix A to this proxy statement.

Key Provisions

Following are the key provisions of the 2022 Plan after giving effect to the Plan Amendment:

Provisions of the 2022 Plan	Description
Eligible Participants:	Employees, non-employee directors, and consultants of our Company, any related entity, and any successor entity that adopts the 2022 Plan.
Share Reserve:

Subject to adjustment as described below, the maximum aggregate number of shares of our common stock which may be issued pursuant to all awards (including incentive stock options) is 12,472,000 shares. In addition, any shares subject to outstanding grants under the Prior Plan that are forfeited, canceled or expire, or are settled in cash shall be available for issuance under the 2022 Plan.

The reserved shares will be reduced by one share for each share granted pursuant to stock rights awarded under the 2022 Plan.

No Liberal Share Recycling:

The 2022 Plan does not permit “liberal” share recycling of any awards. Accordingly, any shares tendered or withheld to pay the exercise price or to satisfy tax obligations will be deemed issued and therefore not available for new grants under the 2022 Plan.

Award Types:

•   Incentive and nonqualified stock options

•   Stock appreciation rights (referred to as “SARs”)

•   Restricted stock awards

•   Restricted stock unit awards (referred to as “RSUs”)

•   Dividend equivalent rights

•   Other rights or benefits

Vesting:	Determined by our Board or by the Compensation Committee, or another committee if appointed by our Board, or their respective delegates.
No Dividends on Unvested Awards:	Any payment of accumulated dividends or dividend equivalent rights on an outstanding award is contingent on the actual vesting or payment, as applicable, of such award.
Repricing:

Other than pursuant to an equitable adjustment as described below, or in connection with a corporate transaction, the plan administrator will not, without the approval of the Company’s stockholders, (a) lower the exercise price of an option or SAR, (b) cancel an option or SAR when the exercise price per share exceeds the fair market value of a share in exchange for cash or another award, or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

2022 Plan Termination Date:	October 12, 2032.

Determination of Shares to be Available for Issuance

As of September 30, 2025, there were 5,361,236 shares underlying outstanding awards granted pursuant to the 2022 Plan and Prior Plan and 2,869,011 shares remaining available for future grant under the 2022 Plan. As noted above, the number of shares available for grant under the 2022 Plan will be increased by the number of shares underlying outstanding awards under the 2022 Plan or the Prior Plan that are forfeited, canceled or expire, or are settled in cash. The Board believes that attracting and retaining employees, consultants and directors of high quality has been and will continue to be essential to the Company’s growth and success. Consistent with this view, the Board believes that the number of shares that remain available for issuance under the 2022 Plan is not sufficient for future grants in light of our compensation structure and strategy.

If this Proposal No. 2 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of new shares that may be issued under the 2022 Plan will be 12,472,000 shares, subject to adjustment as described below. In addition, shares subject to outstanding grants under the Prior Plan that are forfeited, canceled or expire, or are settled in cash shall also be available for issuance under the 2022 Plan. When deciding on the number of shares to be available for awards under the Plan Amendment, the Board considered a number of factors, including the number of shares currently available under the 2022 Plan, the Company’s past share usage (“burn rate”), the number of shares needed for future awards, a dilution analysis, the current and future accounting expenses associated with the Company’s equity award practices, and stockholder perspectives.

Dilution Analysis

The proposed share authorization is a request to amend the 2022 Plan so that 4,312,000 additional shares will be available for awards under the 2022 Plan on or after the effective date of the Plan Amendment.

The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 4,312,000 new shares to be available for awards under the 2022 Plan. The request for 4,312,000 additional shares to be reserved under the 2022 Plan represents 4.6% of the fully diluted shares of our common stock, as described in the table below. The Board believes that this number of shares of common stock under the 2022 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue awarding stock rights, and that such stock rights are an important component of the Company’s equity compensation program.

Potential Overhang
Stock Options Outstanding as of September 30, 2025(1)	5,361,236
Weighted Average Exercise Price of Stock Options Outstanding as of September 30, 2025	$4.49
Weighted Average Remaining Term of Stock Options Outstanding as of September 30, 2025	7.03 years
Outstanding Full Value Awards as of September 30, 2025(2)	2,156,701
Total Equity Awards Outstanding as of September 30, 2025(1)(2)(3)	7,517,937
Shares Available for Grant under the 2022 Plan as of September 30, 2025(3)	2,869,011
Additional Shares Requested under the 2022 Plan	4,312,000
Total Potential Overhang under the 2022 Plan	14,698,948
Shares of Common Stock Outstanding as of September 30, 2025	78,349,057
Warrants and Convertible Equity Shares as of September 30, 2025	503,977
Fully Diluted Shares of Common Stock	93,551,982
Potential Dilution to Stockholders of 4,312,000 Additional Shares Requested under the 2022 Plan as a Percentage of Fully Diluted Shares of Common Stock	4.6%

____________

(1)      Represents the number of outstanding stock option awards under the 2022 Plan and the Prior Plan.

(2)      The 2,156,701 Full Value Awards are comprised of time-based restricted stock units granted to employees and non-employee directors under the 2022 Plan and the Prior Plan and performance-based restricted stock units granted to employees under the 2022 Plan, including director deferred compensation outstanding. For the purposes of this table, we have calculated the number of shares subject to outstanding full-value awards assuming that any equity awards subject to performance-based vesting criteria are earned based on performance at 100% of target. The maximum number of shares that may be earned in respect of equity awards subject to performance-based vesting criteria is equal to 200% of target, which would result in 850,000 total shares subject to outstanding full value awards under the 2022 Plan.

(3)      Any shares covered by awards under the Prior Plan that are forfeited, canceled or expire, or are settled in cash will be added to the maximum aggregate number of shares that may be issued under the 2022 Plan.

Based on our current equity award practices, the Board estimates that the authorized shares under the 2022 Plan may be sufficient to provide us with an opportunity to grant stock rights for between two or three years. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix and grant value of cash, options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

Share Usage

The table below sets forth the following information regarding the awards granted under the 2022 Plan and the Prior Plan: (i) the share usage for each of the last three calendar years and (ii) the average share usage rate over the last three calendar years. The share usage for each specified year has been calculated as (i) the sum of (x) all stock options granted in the applicable year, (y) all time-based stock units and stock awards granted in the applicable year, and (z) all performance-based stock units and stock awards granted in the applicable year at target value, divided by (ii) the weighted average number of shares of common stock outstanding for the applicable year. Dividend equivalents are not included in the share usage calculation because none have been granted.

Share Usage Table

	Element	2024	2023	2022	Three-Year Average
(a)	Time-Based Stock Units and Stock Awards Granted	283,333	50,000	207,469	180,267
(b)	Performance-Based Stock Units and Stock Awards Granted	0	0	0	—
(c)	Total Full Value Awards (a+b)	283,333	50,000	207,469	180,267
(d)	Stock Options Granted	2,196,167	2,536,200	1,627,850	2,120,072
(e)	Total Full Value Awards and Stock Options Granted (c+d)	2,479,500	2,586,200	1,835,319	2,300,340
(f)	Weighted Average Shares of Common Stock Outstanding at December 31	64,411,295	50,902,931	40,274,273	51,862,833
(g)	Share Usage	3.85%	5.08%	4.56%	4.50%

As noted in the table above, we used an average of 4.50% of the weighted average shares outstanding on an annual basis for awards granted over the past three years under the 2022 Plan and the Prior Plan.

The Board believes that the Company’s executive compensation program, and particularly the granting of stock rights, allows us to align the interests of employees, consultants and directors who are selected to receive awards with those of our stockholders. The Board believes that awards granted pursuant to the 2022 Plan are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the 2022 Plan.

Administration

The 2022 Plan is administered by our Board or by the Compensation Committee or another committee appointed by our Board. With respect to awards to our officers or directors, the 2022 Plan is administered in a manner to satisfy applicable laws and that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine whether and to what extent grants are awarded, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2022 Plan.

Available Shares

Subject to adjustment as described below, the maximum aggregate number of additional shares which may be issued pursuant to awards under the 2022 Plan will be 12,472,000 shares of our common stock. In addition, any shares subject to outstanding grants under the Prior Plan that are forfeited, canceled or expire, or are settled in cash shall be available for issuance under the 2022 Plan. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options (as described below) will not exceed 12,472,000 shares.

In addition, any shares covered by an award that is forfeited, canceled, or expires, or is settled in cash, under the 2022 Plan will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2022 Plan. Any shares covered by a Prior Plan award that is forfeited, canceled or expires, or is settled in cash, after the effective date of the Plan Amendment, will be added to the maximum aggregate number of shares that may be issued under the 2022 Plan. In the event any option or other award granted under the 2022 Plan or a Prior Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares for any stock right, any shares so tendered or withheld will not again be available for awards under the 2022 Plan. With respect to exercise of a stock-settled SAR, the total number of Shares subject to such SAR will be counted against the share reserve, notwithstanding that only the net number of such shares were issued. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options will not be available for awards under the 2022 Plan.

Shares awarded pursuant to awards granted upon the assumption of or in substitution for outstanding awards previously granted by a company that the Company acquires or with which it merges (referred to as “Substitute Awards”) will not reduce the shares authorized for issuance under the 2022 Plan, nor will shares subject to a Substitute Award be added to the shares available for awards under the 2022 Plan. In the event that a company acquired by the Company or a related entity, or of which the Company or related entity combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate) may be used for awards under the 2022 Plan and will not reduce the shares authorized for issuance under the 2022 Plan. However, awards using such available shares will not be made after the date awards could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees, consultants, or non-employee directors of the Company prior to such acquisition or combination.

Limit on Non-Employee Director Awards

The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the director’s service as a member of the Board during such year, will not exceed $500,000 in total value, calculated based on the grant date fair value of such awards for financial reporting purposes. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that any non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Eligibility and Types of Awards

The 2022 Plan permits us to grant stock awards, including stock options (including incentive stock options and nonqualified stock options), SARs, restricted stock, RSUs and dividend equivalent rights or other rights or benefits, to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (referred to as the “Code”), or a nonqualified stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonqualified stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant except with respect to Substitute Awards. Options granted under the 2022 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2022 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options will terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months following such date. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond 30 days immediately following the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, and (e) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock or stock of any of our affiliates may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2022 Plan either concurrently with the grant of an option or at a later time determined by the plan administrator, or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2022 Plan, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator will determine whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2022 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a non-statutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock or other securities or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.

Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by ordinary dividends paid with respect to a specified number of shares of common stock. No cash dividends or dividend equivalents will accrue or be paid in respect of any stock options or SARs.

Rights as a Stockholder; No Dividends or Dividend Equivalent Rights on Unvested Awards

Except as otherwise provided in any award agreement or as required by applicable law, a participant will not have any rights of a stockholder with respect to any of the shares granted under an award of restricted stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or dividend equivalent rights will be paid in respect of any unvested award of restricted stock, unless and until such shares vest.

In the case of awards other than restricted stock, except as otherwise provided in any award agreement, a participant will not have any rights of a stockholder. No dividends or dividend equivalent rights will be paid with respect to any of the shares granted pursuant to such award agreement until the award vests and is paid.

Performance-Based Compensation

The 2022 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured such that the vesting or other realization of the award will be subject to the achievement of certain performance criteria established by the plan administrator for a specified performance period. The plan administrator will determine the duration of the performance period, the performance criteria on which performance will be measured, and the amount and terms of payment and vesting upon achievement of such criteria.

The business measures that may be used to establish the performance criteria may include, but are not limited to, one of, or combination of, the following:

A.     Net earnings or net income (before or after taxes);

B.      Earnings per share;

C.     Net sales growth;

D.     Net operating profit;

E.      Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.      Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.     Cash flow per share;

H.     Earnings before or after taxes, interest, depreciation, and/or amortization;

I.       Gross or operating margins;

J.       Productivity ratios;

K.     Share price (including, but not limited to, growth measures and total stockholder return);

L.      Expense targets or ratios;

M.     Charge-off levels;

N.     Improvement in or attainment of revenue levels;

O.     Margins;

P.       Operating efficiency;

Q.     Operating expenses;

R.     Economic value added;

S.      Improvement in or attainment of expense levels;

T.      Improvement in or attainment of working capital levels;

U.      Debt reduction;

V.      Capital targets;

W.     Regulatory, clinical, or manufacturing milestones; and

X.     Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Deferrals

The plan administrator may establish one or more programs that permit participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with an award under the 2022 Plan. The plan administrator will establish the rules and procedures applicable to any such deferrals.

Adjustments

Subject to any required action by our stockholders, the number of shares of common stock covered by each outstanding stock right, and the number of shares of common stock which have been authorized for issuance under the 2022 Plan but as to which no stock rights have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding stock right, as well as any other terms that the plan administrator determines require adjustment will be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the shares, or similar transaction affecting the shares, (ii) any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us, or (iii) any other transaction with respect to our common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any of our convertible securities will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the plan administrator and its determination will be final, binding and conclusive. Except as the plan administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of shares of common stock subject to a stock right. No adjustments will be made for dividends paid in cash or in property other than our common stock.

Corporate Transactions

Unless otherwise set forth in an award agreement, if a corporate transaction occurs and participants’ awards remain outstanding after the corporate transaction, or are assumed by, or converted to similar awards in the corporate transaction, and the participant incurs an involuntary separation from service other than for cause during a period specified by the plan administrator, (i) all outstanding options and SARs will automatically accelerate and become fully exercisable, (ii) any restrictions and conditions on outstanding restricted stock will immediately lapse, and (iii) awards of RSUs or of other rights or benefits will become payable. Awards that are based on performance goals will vest and be payable as determined by the plan administrator.

Unless otherwise set forth in an award agreement, if a corporate transaction occurs and participants’ awards do not remain outstanding after the corporate transaction, and are not assumed by, or converted to similar awards in the corporate transaction, (i) all outstanding options and SARs will immediately vest and become exercisable, (ii) any restrictions on restricted stock will immediately lapse, and (iii) awards of RSUs or of other rights or benefits will become payable as of the date of the corporate transaction. Awards that are based on performance goals will vest and be payable as determined by the plan administrator.

The plan administrator may establish such other terms relating to the effect of a corporate transaction on awards as the plan administrator deems appropriate. In addition to other actions, in the event of a corporate transaction, the plan administrator may take any one or more of the following actions with respect to any or all outstanding awards, without the consent of any participant: (i) the plan administrator may determine that outstanding awards will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation); (ii) the plan administrator may determine that outstanding options and SARs will automatically accelerate and become fully exercisable, and the restrictions and conditions on outstanding restricted stock will immediately lapse; (iii) the plan administrator may determine that participants will receive a payment in settlement of outstanding awards of RSUs or of other rights or benefits, in such amount and form as may be determined by the plan administrator; (iv) the plan administrator may require that participants surrender their outstanding options and SARs in exchange for a payment by the Company, in cash or shares as determined by the plan administrator, in an amount equal to the amount, if any, by which the then fair market value of the shares subject to the participant’s unexercised options and SARs exceeds the exercise price, and (v) after giving participants an opportunity to exercise all of their outstanding options and SARs, the plan administrator may terminate any or all unexercised options and SARs at such time as the plan administrator deems appropriate. If the per share fair market value of the shares does not exceed the per share exercise price, the Company will not be required to make any payment to the participant upon surrender of the option or SAR.

For purposes of the 2022 Plan, “corporate transaction” means any of the following transactions:

(i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)   the complete liquidation or dissolution of the Company;

(iv)   any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities. Any acceleration, surrender, termination, settlement or conversion shall take place as of the date of a corporate transaction or such other date as the plan administrator may specify.

Amendment and Termination; No Repricing

Our Board generally may amend, suspend, or terminate the 2022 Plan. However, it may not amend, suspend, or terminate the 2022 Plan without stockholder approval (obtained within 12 months before or after a related Board resolution) for certain actions, such as an increase in the number of shares reserved under the 2022 Plan (other than pursuant to an equitable adjustment), modifications to the provisions of the 2022 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2022 Plan regarding the exercise prices at which shares may be offered pursuant to options, or extension of the 2022 Plan’s expiration date.

Other than pursuant to an equitable adjustment as described above or in connection with a corporate transaction, the plan administrator will not, without the approval of the Company’s stockholders, (a) lower the exercise price of an option or SAR, (b) cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award, or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Clawback/Repayment

All awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable clawback, forfeiture or other similar policy adopted by the Board or Compensation Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant may be required to repay any such excess amount to the Company.

Tax Withholding

Our Board may require a participant to satisfy any federal, state, local, or foreign income tax withholding obligation or other tax-related liabilities relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock deliverable to the participant in connection with the award, (c) delivering to the Company already-owned shares of common stock, provided the delivery of such shares will not result in any adverse accounting consequences as the plan administrator determines (d) selling shares of common stock from the shares of common stock deliverable to the participant in connection with the award, (e) retaining from salary or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2022 Plan.

Summary of Federal Income Tax Consequences of the 2022 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2022 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2022 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.

Non-Statutory Stock Options

Options not designated or qualifying as incentive stock options will be non-statutory stock options. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant and (b) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value. Upon exercise of a non-statutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a non-statutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation).

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b).

If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units

No taxable income is recognized upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that adverse tax consequences will apply unless distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred.

Certain awards under the 2022 Plan may be subject to the requirements of Section 409A in form and in operation, but are designed to meet the conditions under Section 409A for avoiding its adverse tax consequences. For example, RSUs that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2022 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Section 162(m)

Section 162(m) of the Code imposes a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer, chief financial officer or any of the company’s three other most highly compensated executive officers (“covered employees”) or persons who have been covered employees for years after 2016.

* * *

The foregoing is only a summary, based on the current Code and the Treasury Regulations promulgated by the U.S. Department of the Treasury thereunder, of the U.S. federal income tax consequences to the participant and our Company with respect to the grant and exercise of options and other awards under the 2022 Plan. The summary does not purport to be complete and does not address all income tax laws that may be relevant to any particular participant. It does not address the tax consequences of the participant’s death, any tax laws of any municipality, state, or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2022 Plan because awards under the 2022 Plan are discretionary. The plan administrator has full discretion to determine the amount of the awards to be made to participants under the 2022 Plan, subject to the limits described above for non-employee directors. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2022 Plan.

PROPOSAL NO. 3 — APPROVAL OF THE RATIFICATION OF THE COD
AMENDMENTS PROPOSAL

Our Board of Directors has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”), the approval, filing and effectiveness of the COD Amendments (as defined below) retroactive to the date of the filing of each of the respective amendments in order to avoid any uncertainty related to the effectiveness of the COD Amendments. The descriptions of Section 204 of the DGCL contained herein are qualified in their entirety by reference to Section 204 of the DGCL, attached hereto as Appendix C and incorporated herein by reference.

Creation of the Series E Preferred Stock

On October 21, 2013, the Company filed with the Delaware Secretary of State a Certificate of Designation of Series E Non-Voting Convertible Preferred Stock (the “Series E Preferred Stock Certificate of Designation”). On October 22, 2013, we issued 53,537 shares of Series E preferred stock pursuant to a resolution of the Board, dated October 16, 2013, creating and establishing the Series E preferred stock.

Series E Amendment to the Certificate of Designation

On January 8, 2014, the Company filed with the Delaware Secretary of State a Certificate of Amendment to the Series E Preferred Stock Certificate of Designation (the “Series E Certificate of Amendment”) to provide that for the seven-year period ending on October 2, 2020, dividends on the Series E preferred stock will be paid on the respective dividend payment date by adding the amount of the dividend to the respective then-current Stated Value (as defined in the respective Certificate of Amendment) of Series E preferred stock; thereafter dividends on Series E preferred stock will be paid in cash.

Series E Amended and Restated Certificate of Designation

On September 15, 2014, the Company filed with the Delaware Secretary of State an Amended and Restated Certificate of Designation of the Series E Preferred Stock (the “Series E Amended and Restated Certificate of Designation”) to remove anti-dilution provisions (other than customary anti-dilution for stock dividends, stock splits and the like), remove the preferred stock dividend provision and increase the conversion ratio of the Series E preferred stock from 20 shares to 21.8667 shares of common stock for every share of Series E preferred stock. The Board approved the Series E Amended and Restated Certificate of Designation in advance of filing with the Delaware Secretary of State. In connection with the Amended and Restated Certificate of Designation, the Company issued 37,226 shares of Series E preferred stock on September 15, 2014.

Series E Second Amended and Restated Certificate of Designation

On September 5, 2019, in connection with the filing of the Certificate of Designation of the Series G Convertible Preferred Stock, the Company filed with the Delaware Secretary of State a Second Amended and Restated Certificate of Designation of the Series E Convertible Preferred Stock (the “Series E Second Amended and Restated Certificate of Designation”) modifying certain of the covenants and other terms thereof including providing for voting on an as-converted basis. The Board approved the Series E Second Amended and Restated Certificate of Designation in advance of filing with the Delaware Secretary of State.

Series E Third Amended and Restated Certificate of Designation

On August 6, 2025, the Company filed with the Delaware Secretary of State a Third Amended and Restated Certificate of Designation of the Series E Convertible Preferred Stock (the “Series E Third Amended and Restated Certificate of Designation”) modifying certain of the covenants and other terms thereof including the stated value per share of Series E preferred stock. The Board approved the Series E Third Amended and Restated Certificate of Designation of the Series E preferred stock in advance of filing with the Delaware Secretary of State.

Creation of the Series C-3 Preferred Stock

On January 8, 2014, the Company filed with the Delaware Secretary of State a Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock (the “Series C-3 Preferred Stock Certificate of Designation”).

Series C-3 Amended and Restated Certificate of Designation

On September 15, 2014, the Company filed with the Delaware Secretary of State an Amended and Restated Certificate of Designation of the Series C-3 Preferred Stock (the “Series C-3 Amended and Restated Certificate of Designation” and together with the Series E Certificate of Amendment, the Series E Amended and Restated Certificate of Designation, the Series E Second Amended and Restated Certificate of Designation, the Series E Third Amended and Restated Certificate of Designation and any other amendments to our outstanding certificates of designations, the “COD Amendments”) to remove anti-dilution provisions (other than customary anti-dilution for stock dividends, stock splits and the like). The Board approved the Series C-3 Amended and Restated Certificate of Designation in advance of filing with the Delaware Secretary of State.

Our Board of Directors Approved the Ratification of the COD Amendments

A stockholder who recently acquired a small number of shares of our stock has raised a question regarding whether the approval of the holders of the then-outstanding shares of common stock was required to duly authorize the COD Amendments.

Our Board of Directors, in consultation with counsel, has determined that the question of whether the approval of common stockholders was required to duly authorize the COD Amendments may create some uncertainty as to the effectiveness of the COD Amendments. As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the COD Amendments pursuant to Section 204 of the DGCL in order to eliminate any prospect of uncertainty related to the effectiveness of the corporate acts. If the ratification of the COD Amendments (the “COD Amendments Ratification”) is approved by the stockholders and becomes effective, the ratification will be retroactive to the dates of the filing of such COD Amendments with the Secretary of State of the State of Delaware.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. On October 14, 2025, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the COD Amendments pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to their validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix B (such resolutions are incorporated herein by reference) approving the ratification of, and recommending that the requisite stockholders approve the ratification of, the COD Amendments (the “COD Amendments Ratification Resolutions”). Our Board of Directors also recommended that our stockholders approve the COD Amendments Ratification for purposes of Section 204 of the DGCL, and directed that the COD Amendments Ratification be submitted to our stockholders for approval.

The text of sections 204 and 205 of the DGCL are attached hereto as Appendix C.

Additionally, pursuant to Section 204 of the DGCL, the Board will direct that notice of the Special Meeting be provided to stockholders in accordance with the procedures and requirements of Section 204 of the DGCL.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the COD Amendments Ratification, we intend to file certificates of validation with respect to the COD Amendments with the Secretary of State of the State of Delaware (the “Certificates of Validation”). The time that the filings of the Certificates of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the COD Amendments Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the COD Amendments

When the Certificates of Validation become effective in accordance with the DGCL, they should eliminate any possible uncertainty as to whether the COD Amendments are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the date of the original filing of each of the COD Amendments. Notwithstanding the approval by our stockholders of this Proposal No. 3, the Board may abandon the ratification of the COD Amendments at any time prior to the validation effective time of the COD Amendments without further action of the stockholders.

Time Limitations on Legal Challenges to the Ratification of the COD Amendments

Under the DGCL, any claim that the possible defective corporate act or putative stock ratified pursuant to the COD Amendments Ratification Resolutions and this Proposal No. 3 is void or voidable due to the identified failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that the COD Amendments Ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

The Consequences if the COD Amendments Ratification is Not Approved by the Stockholders

If the COD Amendments Ratification is not approved by the requisite vote of stockholders, we will not be able to file the Certificates of Validation with the Secretary of State of the State of Delaware and the COD Amendments Ratification will not become effective, in accordance with Section 204 of the DGCL. If the COD Amendments Ratification is not approved, it is possible that the stockholder who raised this issue, or another stockholder, may further challenge the validity of the COD Amendments.

Vote Required

The affirmative vote of (i) a majority of the outstanding shares of common stock, voting separately as a class; (ii) a majority of the voting power of the outstanding shares of common stock and the outstanding shares of the Series E preferred stock, voting together as a class; (iii) the holders representing 66⅔% of the outstanding shares of the Series E preferred stock, voting separately as a series; and (iv) the holders representing 66⅔% of the outstanding shares of the Series C-3 preferred stock, voting separately as a series, is required to approve this Proposal No. 3 and, therefore, the Ratification of the COD Amendments Proposal, as disclosed in this proxy statement. Abstentions and broker non-votes will have the same effect as an “Against” vote on this Proposal No. 3.

Recommendation

The Board unanimously recommends stockholders vote FOR the Ratification of the COD Amendments Proposal.

PROPOSAL NO. 4 — APPROVAL OF THE CERTIFICATE OF INCORPORATION
AMENDMENT PROPOSAL

Our Board of Directors has approved and recommended a proposal to amend our amended and restated Certificate of Incorporation (the “Certificate of Incorporation”), in the form of Appendix D attached hereto (the “Certificate of Incorporation Amendment”), to allow the holders of our preferred stock to vote on any amendment to the Certificate of Incorporation (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of preferred stock without further approval from the Company’s common stock, subject to applicable law.

The proposed Certificate of Incorporation Amendment would add the following paragraph to Article Fourth of the Certificate of Incorporation:

“Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation, as amended, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation, as amended, (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation, as amended (including any certificate of designation filed with respect to any series of Preferred Stock).”

This description of the Certificate of Incorporation Amendment does not purport to be complete and is qualified by the complete text of the Certificate of Incorporation Amendment, substantially in the form of Appendix D hereto.

If approved by our stockholders, we intend to file the Certificate of Incorporation Amendment with the Secretary of State of Delaware as soon as practicable following the Special Meeting, and the amendment will be effective upon such filing, unless otherwise provided in the Certificate of Incorporation Amendment. However, notwithstanding the adoption and approval of the Certificate of Incorporation Amendment by the stockholders, at any time prior to the filing of the Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware, the Board may abandon such Certificate of Incorporation Amendment without further action by the stockholders. If the proposal is not approved by our stockholders, our Certificate of Incorporation will continue as currently in effect.

Background and Purpose of the Certificate of Incorporation Amendment

The Certificate of Designation of each series of our Preferred Stock establishes the contractual rights, preferences, and privileges of that series. Any modification to these provisions directly impacts the holders of that series, and less so the common stockholders or other security holders.

The Certificate of Incorporation Amendment includes a proposed change providing that, except as otherwise required by applicable law, holders of the Company’s common stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or applicable law, including Certificates of Designation.

Effective Date

If the Certificate of Incorporation Amendment is approved, it will become effective on the date of the filing of the Certificate of Incorporation Amendment with the office of the Secretary of State of the State of Delaware, unless otherwise provided in the Certificate of Incorporation Amendment.

Vote Required

Provided there is a quorum for this Proposal No. 4, the affirmative vote of (i) a majority of the voting power of the outstanding shares of common stock and the outstanding shares of the Series E preferred stock, voting together as a class; (ii) a majority of the outstanding shares of common stock, voting separately as a class, and (iii) the holders representing 66⅔% of the outstanding shares of the Series E preferred stock, voting separately as a series, is required to approve the Certificate of Incorporation Amendment Proposal, as disclosed in this proxy statement. Abstentions and broker non-votes will have the same effect as a vote “Against” this Proposal No. 4 and, therefore, approval of the Certificate of Incorporation Amendment.

Recommendation

The Board unanimously recommends stockholders vote FOR the Certificate of Incorporation Amendment Proposal.

PROPOSAL NO. 5 — APPROVAL OF THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Exchange Cap Removal Proposal, the Incentive Plan Amendment Proposal, the Ratification of the COD Amendments Proposal and/or the Certificate of Incorporation Amendment Proposal, but no other proposal if the Exchange Cap Removal Proposal, the Incentive Plan Amendment Proposal, the Certificate of Incorporation Amendment Proposal and the Ratification of the COD Amendments Proposal are approved.

If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Exchange Cap Removal Proposal, the Incentive Plan Amendment Proposal, the Ratification of the COD Amendments Proposal or the Certificate of Incorporation Amendment Proposal.

Vote Required

The affirmative vote of the majority of the votes cast on this Proposal No. 5 is required to approve the Adjournment Proposal, as disclosed in this proxy statement.

Recommendation

The Board unanimously recommends stockholders vote FOR the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of September 30, 2025 by:

•        each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•        each director;

•        each of our Named Executive Officers; and

•        all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. As of September 30, 2025, we had 78,349,057 shares of common stock outstanding. Shares of Company common stock subject to stock options that are currently vested or exercisable or that will become vested or exercisable within 60 days after September 30, 2025, as well as restricted stock units that vest within 60 days after September 30, 2025, are deemed to be beneficially owned by the person holding such options, warrants or restricted stock units for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. In addition, an aggregate of 89,623 shares of Series E preferred stock have the right to cast an aggregate of approximately 709,299 votes.

	Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares	%
5% or Greater Stockholders:
Blackrock, Inc.(2)	4,567,897	5.9%
Shaibatalhamd Aymen Abdalkader(3)	4,645,630	6.0%

Directors:
Janet Dillione(4)	228,473	*
Gregory Duncan(5)	112,500	*
Alan W. Dunton(6)	147,750	*
Myron Kaplan(7)	337,034	*
Steven Lefkowitz(8)	245,650	*
Robert Stewart(9)	80,200	*

Named Executive Officers:
Joseph Todisco(10)	1,001,367	1.3%
Matthew David(11)	573,050	*
Elizabeth Hurlburt(12)	328,470	*
All executive officers and directors as a group (10 persons)(13)	2,506,472	3.1%

____________

*        Less than 1%

(1)      Based upon 78,349,057 shares of our common stock outstanding on September 30, 2025 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of September 30, 2025.

(2)      Based solely on information contained in the Statement on Schedule 13G filed with the SEC on February 5, 2025 by Blackrock, Inc. (“Blackrock”). Blackrock reported sole voting power with respect to 4,521,593 shares of our common stock, shared voting power with respect to zero shares of our common stock, sole dispositive power with respect to 4,567,897 shares of our common stock and shared dispositive power with respect to zero shares of our common stock. The business address of Blackrock is 50 Hudson Yards, New York, NY 10001.

(3)      Based solely on information contained in the Statement on Schedule 13G filed with the SEC on August 8, 2025 by Shaibatalhamd Aymen Abdalkader (“Abdalkader”). Abdalkader has sole voting power with respect to 4,645,630 shares of our common stock, shared voting power with respect to zero shares of our common stock, sole dispositive power with respect to 4,645,630 shares of our common stock and shared dispositive power with respect to zero shares of our common stock. The business address of Abdalkader is 7852, Al Batinah, 2650, Al Woroud Dist., Riyadh 12253, Saudi Arabia.

(4)      Consists of (i) 53,473 shares of our common stock, and (ii) 175,000 shares of our common stock issuable upon exercise of stock options. Ms. Dillione also holds 48,909 shares of common stock deferred under the Deferred Compensation Plan for Directors, which is excluded for purposes of calculating the number of shares of our common stock beneficially owned as of September 8, 2025.

(5)      Consists of (i) 13,333 shares of our common stock, and 99,167 shares of our common stock issuable upon exercise of stock options.

(6)      Consists of (i) 15,250 shares of our common stock, and (ii) 132,500 shares of our common stock issuable upon exercise of stock options.

(7)      Consists of (i) 151,034 shares of our common stock held directly, (ii) 30,000 shares of our common stock held by Mr. Kaplan’s wife, 20,000 of which are held by her individually and 10,000 of which are held as a custodian for two of Mr. Kaplan’s grandchildren, and (iii) 156,000 shares of our common stock issuable upon exercise of stock options.

(8)      Consists of (i) 95,498 shares of our common stock held directly, (ii) 2,000 shares of our common stock held by Mr. Lefkowitz’s wife, (iii) 30,152 shares of our common stock held by Wade Capital Corporation Money Purchase Plan, an entity for which Mr. Lefkowitz has voting and investment control, and (iv) 118,000 shares of our common stock issuable upon exercise of stock options.

(9)      Consists of (i) 11,000 shares of our common stock, and (ii) 69,200 shares of our common stock issuable upon exercise of stock options.

(10)    Consists of (i) 302,204 shares of our common stock, and (ii) 699,163 shares of our common stock issuable upon exercise of stock options.

(11)    Consists of (i) 27,066 shares of our common stock, and (ii) 545,984 shares of our common stock issuable upon exercise of stock options.

(12)    Consists of (i) 34,100 shares of our common stock, and (ii) 294,370 shares of our common stock issuable upon exercise of stock options.

(13)    Consists of the following held by our directors and executive officers: (i) 763,072 shares of our common stock, and (ii) 1,743,400 shares of our common stock issuable upon exercise of stock options.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding our Company’s business to the Board in care of our Corporate Secretary at our principal executive offices located at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. The Corporate Secretary will forward all such communications to the addressee if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary considers to be important for the members of our Board to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and duplicative communication.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

As noted in our Definitive Proxy Statement filed on April 28, 2025 with the SEC with respect to our 2025 annual meeting of stockholders, stockholders who intend to present proposals at the Company’s 2026 annual meeting of stockholders pursuant to Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company at our principal executive offices no later than December 29, 2025. Such proposals must meet the requirements of Rule 14a-8 to be eligible for inclusion in the Company’s 2026 proxy materials.

In accordance with our bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the 2026 annual meeting of stockholders but not submitted for inclusion in the proxy statement for our 2026 annual meeting of stockholders pursuant to Rule 14a-8, must be received by us no earlier than February 24, 2026 and no later than March 26, 2026, unless we change the date of our 2026 annual meeting more than 30 days before or more than 60 days after June 24, 2026, in which case stockholder proposals must be received by us not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. The notice of such proposals must be given in the manner and must include the information and representations required by our bylaws. In addition to satisfying the foregoing requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no later than April 27, 2026. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the reporting requirements of the Exchange Act. Accordingly, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can request a copy of any of the foregoing materials free of charge by calling (908) 517-9500 or by mailing a request to our Corporate Secretary, 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. Please include your contact information with the request. The Company’s SEC filings are also available to the public at the Internet website maintained by the SEC at www.sec.gov. The Company also makes available free of charge through its website, www.cormedix.com, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished under Section 13(a) or 15(d) of the Exchange Act, its definitive proxy statements and Section 16 reports on Forms 3, 4 and 5, as soon as reasonably practicable after it electronically files such reports or amendments with, or furnishes them to, the SEC. The information located on, or hyperlinked or otherwise connected to, any website referred to in this proxy statement is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings that we make with the SEC.

INSTRUCTIONS TO CORMEDIX INC. 2025 VIRTUAL SPECIAL MEETING

To attend the Special Meeting, stockholders will need to access www.virtualshareholdermeeting.com/CRMD2025SM and enter your control number found on your proxy card.

APPENDIX A

PLAN AMENDMENT

A-1

AMENDMENT No. 2

TO THE

CORMEDIX INC.

AMENDED & RESTATED

2019 OMNIBUS STOCK INCENTIVE PLAN

This Amendment No. 2 (this “Amendment”) to the Amended and Restated CorMedix Inc. 2019 Omnibus Stock Incentive Plan, as amended (the “Plan”), is made effective as of this 14th day of September 2025.

WHEREAS, CorMedix Inc. (the “Company”) maintains the Plan;

WHEREAS, pursuant to Section 16 of the Plan, the Company’s board of directors (the “Board”) may amend the Plan at any time except that an amendment that increases the total number of Shares (as defined in the Plan) that may be issued pursuant to the Plan requires approval by the stockholders of the Company within twelve (12) months of the adoption of Board resolutions authorizing such amendment (the date on which such stockholder approval is obtained being the “Amendment Effective Date”); and

WHEREAS, the Board now desires to amend the Plan, effective as of the Amendment Effective Date, to increase the number of Shares reserved for issuance under the Plan from 8,160,000 Shares to 12,472,000.

NOW, THEREFORE, the Plan is hereby amended, effective as of the Amendment Effective Date and subject to the Amendment Effective Date occurring before September 14, 2026, as follows:

1.    Capitalized Terms. Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Plan.

2.    Amendment to the Plan.

The first sentence of Section 4(a) of the Plan is hereby amended in its entirety as of the Amendment Effective Date to read as follows:

“Subject to adjustment as described in Section 3(b) and Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards granted on or after the Restatement Effective Date (including Incentive Stock Options) is 12,472,000 Shares.”

The first sentence of Section 4(b) of the Plan is hereby amended in its entirety as of the Amendment Effective Date to read as follows:

“Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily), or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options granted on or after the Restatement Effective Date is 12,472,000 Shares.”

3.    Ratification and Confirmation. Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.

4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereof.

5.    Headings. Section headings are for convenience only and shall not be considered a part of this Amendment.

*      *      *

A-2

APPENDIX B

COD Amendments Ratification Resolutions

The undersigned, being all of the members of the Board of Directors (the “Board”) of CorMedix Inc., a Delaware corporation (the “Company”), acting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”), authorizing actions to be taken by the Board by written consent in lieu of a meeting, hereby adopt, by unanimous written consent, the following resolutions with the same force and effect as if they had been unanimously adopted at a duly convened meeting of the Board and direct that this consent be filed with the minutes of the proceedings of the Board.

Ratification of Certificate of Designation Amendments

WHEREAS, on October 21, 2013, the Company filed a Certificate of Designation of Series E Non-Voting Convertible Preferred Stock (the “Original Series E COD”) with the Secretary of State of the State of Delaware;

WHEREAS, on January 8, 2014, the Company filed a Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock (the “Original Series C-3 COD”) with the Secretary of State of the State of Delaware;

WHEREAS, on January 8, 2014, the Company filed a Certificate of Amendment to the Original Series E COD (the “Series E 2014 Amendment”);

WHEREAS, on September 15, 2014, the Company filed an Amended and Restated Certificate of Designation of Series E Non-Voting Convertible Preferred Stock (the “Series E A&R COD”) and on September 15, 2014, the Company issued 37,226 shares of Series E Preferred Stock in connection therewith (the “A&R COD Issuances”);

WHEREAS, on September 15, 2014, the Company filed an Amended and Restated Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock (the “Series C-3 A&R COD”);

WHEREAS, on September 5, 2019, the Company filed a Second Amended and Restated Certificate of Designation of Series E Convertible Preferred Stock (the “Series E Second A&R COD”);

WHEREAS, on August 6, 2025, the Company filed a Third Amended and Restated Certificate of Designation of Series E Convertible Preferred Stock (the “Series E Third A&R COD”);

WHEREAS, the Company has periodically filed amendments to the certificates of designation of their other outstanding classes of preferred stock (the “Other CODs” and, together with the Series E 2014 Amendment, the Series E A&R COD, the Series C-3 A&R COD, the Series E Second A&R COD and the Series E Third A&R COD, the “COD Amendments”), each of the foregoing having been approved by the Board prior to filing;

WHEREAS, a stockholder has questioned the effectiveness of certain of the COD Amendments in a stockholder demand letter dated September 10, 2025, alleging that the approval of holders of the Company’s common stock was required to authorize one or more of the COD Amendments as the Company’s Amended and Restated Certificate of Incorporation, as amended, does not include any provision denying the right of the holders of the Company’s common stock to vote on amendments to certificate of designations, thereby creating potential uncertainty as to whether one or more of the COD Amendments were duly authorized and effective under the DGCL;

WHEREAS, if any required stockholder approval was not obtained, or if any other approval, notice, meeting, quorum, voting, consent, record date, or filing requirement was not satisfied, then one or more of the COD Amendments and, if applicable, any share issued in connection therewith could constitute a “defective corporate act” (as defined in Section 204 of the DGCL) by reason of potential “failures of authorization” (as defined in Section 204 of the DGCL), including, without limitation, potential failures relating to:

(1) whether approval of the holders of common stock voting together with preferred stock on an as-converted basis pursuant to Section 242(b)(1) of the DGCL was required and obtained;

(2) whether any separate series vote of the Series E preferred stock or of the Series C-3 preferred stock or any other class entitled to a class vote pursuant to Section 242(b)(2) of the DGCL or the Company’s governing documents was required and obtained; and/or

B-1

(3) whether any required stockholder action was properly effected at a duly called and noticed meeting, or by written consent if permitted, consistent with the DGCL and the Company’s governing documents;

WHEREAS, Section 204 of the DGCL provides that upon the ratification of defective corporate acts (“Corporate Acts”), such acts shall not be void or voidable solely as a result of a failure of authorization;

WHEREAS, Section 205 of the DGCL provides that no action asserting that a Corporate Act ratified under Section 204 of the DGCL is void or voidable due to a failure of authorization identified in a resolution adopted in accordance with Section 204(b) of the DGCL, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, may be brought after 120 days from the later of the validation effective time and the time required to give notice of such ratification to a corporation’s stockholders pursuant to Section 204(g) of the DGCL;

WHEREAS, the nature of the potential failure of authorization (i) with respect to the Series E 2014 Amendment, the Series E A&R COD (including the A&R COD Issuances), the Series E Second A&R COD and the Series C-3 A&R COD is that the holders of the Company’s common stock did not vote on the approval of such filings as a separate class; (ii) with respect to the Series E A&R COD, the approval of the holders of 66⅔% of the shares of the Series C-3 preferred stock, voting as a series, was not obtained; (iii) with respect to the Series E Third A&R COD, the approval of the holders of the Company’s common stock and the holders of the shares of the Series E preferred stock voting together as a single class was not obtained; and (iv) with respect to the Series C-3 A&R COD, the approval of the holders of 66⅔% of the shares of the Series C-3 preferred stock, voting as a series, was not obtained, and thus the COD Amendments may not have been duly authorized;

WHEREAS, although at the time of the approval of each of the COD Amendments the Board believed that the COD Amendments had been validly approved by the requisite stockholder vote with the approval of only the holders of the respective class of preferred stock, and thus the COD Amendments were properly authorized and are effective, to avoid potential future litigation risk and to eliminate any uncertainty as to the validity and effectiveness of the COD Amendments, the Board has determined that it is in the best interests of the Company and all of the Company’s stockholders to ratify the approval, filing and effectiveness of the COD Amendments pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of these corporate acts; and

WHEREAS, if the ratification of the COD Amendments is approved by the stockholders and becomes effective, the ratification will be retroactive to the date(s) of each of the filing(s) of the COD Amendments with the Secretary of State of the State of Delaware and the date(s) on which the COD Amendments became effective.

NOW, THEREFORE, BE IT RESOLVED, that the foregoing recitals are incorporated herein by reference and, for all purposes of the DGCL (including Section 204), the Board hereby determines that it is advisable and in the best interests of the Company and its stockholders to ratify the approval, adoption, execution, acknowledgment, filing and effectiveness of each of the COD Amendments (including the A&R COD Issuances), and the changes to the rights, powers, preferences and terms of the respective classes of preferred stock effected thereby, retroactive to the date(s) of such filings and effectiveness; and be it further

RESOLVED, that the Board hereby declares advisable and approves, adopts and authorizes, in all respects, the ratification of each of the COD Amendments pursuant to Section 204 of the DGCL and recommends that the Company’s stockholders entitled to vote thereon approve such ratification; and be it further

RESOLVED, that, upon receipt of the requisite stockholder approval, the officers of the Company are authorized and directed to prepare, execute, acknowledge and file with the Secretary of State of the State of Delaware one or more certificates of validation with respect to the COD Amendments in accordance with Sections 204(e) and 103 of the DGCL, and to take all such further actions as they deem necessary or appropriate to carry out the intent of these resolutions; and be it further

RESOLVED, that, at any time prior to the effectiveness of the applicable certificate(s) of validation, the Board may, in its discretion, abandon the ratification of the COD Amendments approved hereby without further action by the stockholders of the Company.

B-2

APPENDIX C

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b) (1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

(B) Such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the adoption of the resolutions of the board of directors adopted pursuant to paragraph (b)(1) of this section, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) (1) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation.

(2) The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation.

(3) The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraphs (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time.

(4) At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

a. If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

b. The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

c. In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

(5) Shares of putative stock as of the adoption by the board of directors of resolutions pursuant to paragraph (b)(1) of this section (and without giving effect to any ratification that becomes effective after such adoption) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) (1) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, and either (i) such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate) or (ii) a certificate was not previously filed under § 103 of this title in respect of the defective corporate act, then, in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title.

(2) A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue.

(3) The certificate of validation shall set forth:

a. That the corporation has ratified 1 or more defective corporate acts that would have required the filing of a certificate under § 103 of this title;

b. That each such defective corporate act has been ratified in accordance with this section; and

c. The information required by 1 of the following paragraphs:

1. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth:

A. The name, title and filing date of the certificate so previously filed and of any certificate of correction thereto;

B. A statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation; and

C. The date and time that such certificate shall be deemed to have become effective pursuant to this section; or

2. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth:

A. A statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and

B. The date and time that such certificate shall be deemed to have become effective pursuant to this section.

(4) A certificate attached to a certificate of validation need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to § 13, § 14 or § 15(d) (15 U.S.C. § 78m, § 77n or § 78o(d)) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting and the record date for determining the stockholders entitled to notice of such meeting had been the date for determining the stockholders entitled to notice under the first sentence of this subsection other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time,” with respect to any defective corporate act ratified pursuant to this section, means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, immediately following the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

APPENDIX D

PROPOSED certificate of incorporation amendment

CERTIFICATE OF AMENDMENT
TO
THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED
OF
CORMEDIX INC.

The undersigned, for purposes of amending the Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), of CorMedix Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:    The name of the corporation is CorMedix Inc. (the “Corporation”).

SECOND:    The Certificate was filed with the Office of the Secretary of State of the State of Delaware on March 30, 2010, and amended on December 3, 2012, August 9, 2017 and March 25, 2019.

THIRD:    Article FOURTH of the Certificate is hereby amended by adding the following as the second to last paragraph:

“Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation, as amended, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation, as amended, (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation, as amended (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH:    Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on March 30, 2010, and amended on December 3, 2012, August 9, 2017 and March 25, 2019 shall remain in full force and effect.

FIFTH:    The foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

D-1

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, this [•] day of [•], [•].

CORMEDIX INC.
By:
Name:	Joseph Todisco
Title:	Chief Executive Officer

D-2

SCAN TO VIEW MATERIALS & VOTE CORMEDIX INC. 300 CONNELL DRIVE SUITE 4200 BERKELEY HEIGHTS, NJ 07922 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 9, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CRMD2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 9, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80419-S21810 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CORMEDIX INC. The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5. 1. To approve, for purposes of Nasdaq Listing Rule 5635(a), the Exchange Cap Removal (as defined in the Proxy Statement). 2. To approve an amendment to the Amended and Restated 2019 Omnibus Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,312,000 shares 3. To approve the adoption of resolutions that have been adopted by the Company’s Board of Directors to ratify the COD Amendments (as defined in the Proxy Statement). 4. To approve an amendment to the Company’s amended and restated Certificate of Incorporation to allow the holders of our preferred stock to vote on any amendment to the Company’s Certificate of Incorporation (including any certificates of designations relating to any series of preferred stock) that relates solely to terms of one or more outstanding series of preferred stock without further approval from the Company’s common stock, subject to applicable law. 5. To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, otherwise in connection with, the approval of any one or more of the foregoing proposals. Note: In their discretion, the holders of a proxy to vote shares (other their substitutes) may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof unless you direct otherwise. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in full entity name by authorized officer or person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2025 Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. V80420-S21810 CORMEDIX INC. 2025 Special Meeting of Stockholders November 10, 2025 at 9:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) revoking all prior proxies heretofore given hereby appoint(s) Susan Blum and Beth Zelnick Kaufman (the “proxies”), or each of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of CORMEDIX INC. that the undersigned stockholder(s) is/are entitled to vote at the 2025 Special Meeting of Stockholders (“Special Meeting”) to be held at 9:00 A.M. Eastern Time on November 10, 2025, virtually at www.virtualshareholdermeeting.com/CRMD2025SM, and any adjournment, postponement or continuation thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are hereby authorized to vote, in their discretion and to the extent permitted by applicable law or rule, on such other business as may properly come before the Special Meeting or any adjournment, postponement or continuation thereof unless you direct otherwise. The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5. Continued and to be signed on reverse side